UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2025

SOUND POINT MERIDIAN CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-23881	88-2315951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 34th Floor, New York, New York	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 895-2293

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPMC	New York Stock Exchange
8.00% Series A Preferred Stock due 2029	SPMA	New York Stock Exchange
7.875% Series B Preferred Stock due 2030	SPME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2025, Sound Point Meridian Capital, Inc., a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Company”), entered into the First Amendment (the “First Amendment”) to the Credit Agreement, dated July 8, 2024 (the “CIBC Credit Facility”), with the lenders from time to time party thereto and Canadian Imperial Bank of Commerce, as administrative agent. Proceeds of the CIBC Credit Facility may be used for working capital and for general corporate purposes.

The First Amendment extends the maturity date of the CIBC Credit Facility to August 4, 2028 and increases the maximum facility size from $125 million to $150 million. The First Amendment also provides that voluntary prepayments of loans or reductions of commitments by the Company are not permitted prior to August 6, 2026. Thereafter, any such voluntary prepayments are not subject to prepayment premiums.

The First Amendment further amends the calculation and timing of the facility commitment fee, including revising the commitment fee calculation so that it is only payable with respect to the unused portion of aggregate commitments in excess of the greater of the total outstanding principal balance and the minimum utilization amount, and adjusts the minimum utilization amount to seventy percent (70%) of the aggregate commitments. In addition, the First Amendment permits one extension of the maturity date for up to 364 days, subject to extension fees and customary conditions. Except as described herein, the other material terms of the CIBC Credit Facility remain unchanged.

The description of the terms of the First Amendment and the CIBC Credit Facility set forth above does not purport to be complete and is qualified in its entirety by the full text of the First Amendment, which is filed as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01	Financial Statements and Exhibits

10.1	First Amendment to the Credit Agreement, dated as of August 6, 2025, among the Company, the lenders party thereto and Canadian Imperial Bank of Commerce, as administrative agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sound Point Meridian Capital, Inc.

Date: August 11, 2025	By:	/s/ Ujjaval Desai
	Name:	Ujjaval Desai
	Title:	Chief Executive Officer

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